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                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)   [X]


                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------

                                    Crane Co.
               (Exact name of obligor as specified in its charter)

                      Delaware                            13-1952290
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)            Identification No.)



              100 First Stamford Place
                Stamford, Connecticut                       06902
       (Address of principal executive offices)             (Zip Code)

                             -----------------------

                                 Debt Securities
                       (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          1.   Comptroller of the Currency, Washington D.C.

          2.   Federal Deposit Insurance Corporation, Washington, D.C.

          3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable




















*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.


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ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

     1. A copy of the Articles of Association of LaSalle Bank National Association now in effect (incorporated herein by reference to Exhibit 1 filed with Form T-1 in File No. 333-101155).

     2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

     3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

     4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 in File No. 333-101155).

     5.   Not applicable.

     6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

     7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 17th day September, 2003.

                                 LASALLE BANK NATIONAL ASSOCIATION




                                          By: /s/ John Porter
                                              -------------------------
                                              John Porter
                                              Vice President




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                                    EXHIBIT 7

             COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE



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

LaSalle Bank N.A.                             Call Date:      6/30/2003          ST-BK:  17-1520                FFIEC         031
135 South LaSalle Street                                                                                         Page     RC-1
Chicago, IL  60603                            Vendor ID: D                       CERT:  15407                      11

Transit Number:  71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                                     Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   1. Cash and balances due from depository institutions (from Schedule RC-A):                  RCFD
                                                                                                ----
      a. Noninterest-bearing balances and currency and coin (1)                                  0081            1,887,414     1.a
      b. Interest-bearing balances (2)                                                           0071               17,355     1.b
   2. Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A)                              1754              187,715     2.a
      b. Available-for-sale securities (from Schedule RC-B, column D)                            1773           22,233,318     2.b
   3. Federal funds sold and securities purchased under agreements to resell
      a. Federal funds sold in domestic offices                                                  B987              286,080     3.a
      b. Securitites purchased under agreements to resell (3)                                    B989              144,437     3.b
   4. Loans and lease financing receivables (from schedule RC-C)
      a. Loans and leases held for sale                                                          5369              295,765     4.a
      b. Loans and leases, net of unearned income                        B528     33,448,582
      c. LESS: Allowance for loan and lease losses                       3123        587,930                                   4.c
      d. Loans and leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c)                                    B529           32,860,652     4.d
   5. Trading assets (from Schedule RC-D)                                                        3545              697,442     5.
   6. Premises and fixed assets (including capitalized leases)                                   2145              261,574     6.
   7. Other real estate owned (from Schedule RC-M)                                               2150               20,664     7.
   8. Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)                                                                             2130                    0     8.
   9. Customers' liability to this bank on acceptances outstanding                               2155               27,525     9.
  10. Intangible assets (from Schedule RC-M)
      a. Goodwill                                                                                3163              181,613     10.a
      b. Other Intangible assets                                                                 0426                8,058     10.b
  11. Other assets (from Schedule RC-F)                                                          2160            2,306,948     11.
  12. Total assets (sum of items 1 through 11)                                                   2170           61,416,560     12.

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(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securites resale agreements in domestic and foreign offies, regardless of maturity.



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
LaSalle Bank N.A.                            Call Date:  12/31/6/30/2003        ST-BK:  17-1520                  FFIEC          031
135 South LaSalle Street                                                                                          Page     RC-  2
Chicago, IL  60603                           Vendor ID: D                       CERT:  15407                        12

Transit Number:  71000505

SCHEDULE RC - CONTINUED
                                                                                                      Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  13. Deposits:
      a. In domestic offices (sum of totals of                                                    RCON
                                                                                                  ----
          columns A and C from Schedule RC-E, part I)                                             2200         25,663,611  13.a
                                                                         RCON
          (1) Noninterest-bearing (1)                                    6631      6,208,325                               13.a.1
          (2) Interest-bearing                                           6636     19,455,286                               13.a.2
                                                                                                  RCFN
                                                                                                  ----
      b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
          Schedule RC-E, part II)                                                                 2200          5,595,976  13.b
                                                                         RCFN
          (1) Noninterest-bearing                                        6631              0                               13.b.1
          (2) Interest-bearing                                           6636      5,595,976                               13.b.2
                                                                                                  RCON
                                                                                                  ----
  14. Federal funds purchased and securities sold under agreements to repurchase:
      a. Federal funds purchased in domestic offices (2)                                          B993          3,532,101  14.a
                                                                                                  RCFD
      b. Securities sold under agreements to repurchase (3)                                       B995          2,056,728  14.b
  15. Trading liabilities (from Schedule RC-D)                                                    3548            323,906  15


  16. Other borrowed money (includes mortgage indebtedness and obligations under                  3190          9,679,141         16
      capitalized leases): From schedule RC-M

  17. Not applicable.
  18. Bank's liability on acceptances executed and outstanding                                    2920             27,525  18.
  19. Subordinated notes and debentures (4)                                                       3200            540,000  19.
  20. Other liabilities (from Schedule RC-G)                                                      2930          9,226,265  20.
  21. Total liabilities (sum of items 13 through 20)                                              2948         56,645,253  21.
  22. Minority Interest in consolidated subsidiaries                                              3000             29,226  22.

EQUITY CAPITAL
                                                                                                  RCFD
                                                                                                  ----
  23. Perpetual preferred stock and related surplus                                               3838            635,410  23.
  24. Common stock                                                                                3230             41,234  24.
  25. Surplus (exclude all surplus related to preferred stock)                                    3839          2,000,163  25.
  26. a.Retained Earnings                                                                         3632          1,871,214  26.a
      b. Accumulated Other Comprehensive income.(5)                                               B530            194,060  26.b
  27. Other Equity capital components (6)                                                         3284                  0  27.
  28. Total equity capital (sum of items 23 through 27)                                           3210          4,742,081  28.
  29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)      3300         61,416,560  29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
   1. Indicate in the box at the right the number of the statement below that best describes
      the most comprehensive level of auditing work performed for the bank by independent         RCFD           Number
      external auditors as of any date during 2001                                                ----           ------
                                                                                                  6724             N/A          M.1

1  = Independent audit of the bank conducted in accordance with     4  = Directors' examination of the bank conducted in accordance
     generally accepted auditing standards by a certified public         with generally accepted auditing standards by a certified
     accounting firm which submits a report on the bank                  accounting firm. (may be required by state chartering
                                                                         authority)
2  = Independent audit of the bank's parent holding company
     conducted in accordance with generally accepted auditing       5  = Directors' examination of the bank performed by other
     standards by a certified public accounting firm which               external auditors (may be required by state chartering
     submits a report on the consolidated holding company (but           authority)
     not on the bank separately)
                                                                    6  = Review of the bank's financial statements by external
3  = Attestation on bank managements assertion on the                    auditors
     effectiveness of the banks internal auditors over financial
     reporting with generally accepted auditing standards by a      7  = Compilation of the bank's financial statements by
     certified public accounting firm.                                   external auditors

                                                                    8  = Other audit procedures (excluding tax preparation work)

                                                                    9  = No external audit work

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(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."

(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.


(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership plan shares.